Item No. 77D (Policies with respect to
security investment) - Attachments

Eaton Vance Money Market Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Cash Management Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Emerging Markets Local
Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance International Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Global Macro Absolute Return
Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Government Obligations Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Dividend Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Tax-Managed Small-Cap Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Diversified Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Low Duration Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Strategic Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Large-Cap Core Research Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Tax-Managed Dividend Income
Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Structured Emerging Markets
Fund

Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.